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                                                                    EXHIBIT 10.2

                                LIGHTFIRST, INC.

                             2002 STOCK OPTION PLAN

                               SECTION 1: PURPOSE

                  The purpose of the LightFirst, Inc. 2002 Stock Option Plan, as amended and restated (the "Plan"), is to further the growth and development of LightFirst, Inc. (the "Company") by affording an opportunity for stock ownership to selected employees, directors and consultants of the Company and its Subsidiaries (as defined in Section 2(o) below).

                             SECTION 2: DEFINITIONS

                  Unless otherwise indicated, the following terms when used herein shall have the following meanings:

                  (a) "Affiliate" shall mean, with respect to any person or entity, a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

                  (b) "Board of Directors" shall mean the Board of Directors of the Company.

                  (c) "Cause" shall mean a termination on account of (1) repeated refusal to obey written directions of the Board of Directors or a superior officer of the Company (so long as such directions do not involve illegal or immoral acts); (2) breach of any confidentiality, noncompetition or other obligation to the Company; (3) repeated acts of substance abuse which are materially injurious to the Company; (4) fraud or dishonesty that is materially injurious to the Company; (5) commission of a criminal offense involving money or other property of the Company (excluding any traffic violations or similar violations); or (6) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed.

                  (d)      "Change in Control" shall be deemed to have occurred
         (1) at such time as a third person, including a "group" as defined in
         Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company, or (2) on the date on which the shareholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets, or (3) on the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Company's assets. In determining whether clause (1) of the preceding

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         sentence has been satisfied, the third person owning shares must be someone other than a person or an Affiliate of a person that, as of January 1, 2002, was the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company. The reasonable determination of the Committee (as defined in Section 4.1 below) as to whether any one of the preceding events has occurred shall be final and conclusive.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (f) "Common Stock" shall mean the Company's common stock, no par value, and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

                  (g) "Derivative Securities" shall mean (i) options and warrants to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, and (iii) options and warrants to purchase or rights to subscribe for such convertible or exchangeable securities; provided, however, that Derivative Securities shall not include Options granted hereunder.

                  (h) "Director" shall mean a member of the Board of Directors.

                  (i) "Incentive Stock Option" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

                  (j) "Nonqualified Stock Option" shall mean any option granted to an eligible employee, Director or consultant under the Plan which is not an Incentive Stock Option.

                  (k) "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

                  (l)      "Option Agreement" means the agreement specified in
         Section 7.2.

                  (m) "Optionee" shall mean any employee, Director or consultant who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

                  (n) "Parent" shall mean a parent corporation of the Company as defined in Section 424(e) of the Code.

                  (o) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

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                            SECTION 3: EFFECTIVE DATE

                  The effective date of the Plan is January 1, 2002. The adoption of the Plan shall be submitted for approval and ratification by the shareholders of the Company within 12 months of January 1, 2002.

                            SECTION 4: ADMINISTRATION

                  4.1 Administrative Committee. The Plan shall be administered by a Committee appointed by and serving at the pleasure of the Board of Directors, consisting of not less than two Directors (the "Committee"). Subject to the foregoing, the number of Directors comprising the Committee shall be determined from time to time by the Board of Directors and may include the total number of Directors serving on the Board of Directors. Unless otherwise adopted by resolution of the Board of Directors, the initial Committee shall consist of all members of the Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. In the event the Company becomes subject to the periodic reporting requirements of the Exchange Act as a public company, the Committee shall be composed of Directors satisfying any applicable requirements of Rule 16b-3 under the Exchange Act.

                  4.2 Committee Meetings and Actions. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

                  4.3 Powers of Committee. The Committee shall have the full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Committee shall take into consideration the contribution the Optionee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. Subject to the provisions of this Plan, the terms and conditions of Options granted hereunder need not be the same. In order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company or its Subsidiaries operate or have employees or consultants, the Committee, in its discretion, shall have the full power and authority (i) to determine which (if any) eligible individuals rending services or employed outside the United States will receive any type of Option or award hereunder; (ii) to determine which (if any) eligible non-United States Subsidiaries or operations (e.g., branches, representative offices) participate in any type of Option or award hereunder; (iii) to modify the terms and conditions of any Option or award made to such eligible individuals, or with respect to such eligible non-United States Subsidiaries or

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operations; and (iv) to establish subplans, rules, procedures and modified exercise, payment and other terms to the extent deemed necessary, advisable or appropriate by the Committee.

                  4.4 Interpretation of Plan. The reasonable and equitable determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

                  4.5 Indemnification. Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      SECTION 5: STOCK SUBJECT TO THE PLAN

                  5.1 Number. The maximum number of shares of Common Stock which may be issued under Options granted pursuant to the Plan for any calendar year during any part of which the Plan is in effect shall be ten percent (10%) of the outstanding shares of Common Stock as of January 1 of such year. In addition to the foregoing, until the Plan terminates pursuant to the terms hereof, there shall also be available for the grant of Options pursuant to the Plan a total of two hundred fifty thousand (250,000) shares of Common Stock. For purposes of this Section 5.1, (i) shares of Common Stock issued upon exercise of Options, and any shares of capital stock of the Company received in respect thereof, whether by reason of a stock split, share reclassification, stock dividend or otherwise, shall be included in determining the number of shares of Common Stock outstanding, and (ii) shares of Common Stock deliverable upon exercise or conversion of Derivative Securities shall be deemed to be outstanding from the date of issuance of such Derivative Securities. No further adjustment shall be made upon the exercise or conversion of any such Derivative Securities. No adjustment shall be made (i) on the expiration of any Derivative Securities without exercise or upon termination of any conversion right, or (ii) in the event that the Company shall purchase or redeem any outstanding shares of Common Stock, and the number of shares of Common Stock which may be issued under Options granted pursuant to the Plan shall not be reduced as a result of any such expiration, termination, purchase or redemption. Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any

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other purpose. The Committee's reasonable determination as to the number of shares of Common Stock available for issuance under the Plan shall be final and conclusive.

                  5.2 Unused Stock. If any outstanding Option under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

                  5.3 Adjustment for Change in Outstanding Shares. If there is any change, increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, appropriate adjustments with respect to the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the Option prices shall be deemed to be made in order to prevent the dilution or enlargement of any Optionee's rights. In connection with such adjustments, fractional shares shall be rounded to the nearest whole share. In no event shall any adjustment made in the number of shares available under the Plan duplicate any adjustment made pursuant to
Section 5.1. Any reasonable Committee determination confirming or approving any adjustments shall be final and conclusive.

                  5.4 Reorganization or Sale of Assets. If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if all or substantially all of the assets of the Company are acquired by another entity, or if the Company is liquidated, reorganized or becomes all or part of a successor entity (each of such events being referred to hereinafter as a "Reorganization Event"), the Committee shall, as to outstanding Options (1) make appropriate provision for the substitution on an equitable basis of appropriate stock options, capital stock or other property of the Company, or of the merged, consolidated or otherwise reorganized corporation or for the assumption by the merged, consolidated or otherwise reorganized corporation, (2) provide that all unexercised Options that are vested or exercisable shall be cashed out in exchange for cash, securities, other property or any combination thereof, the fair market value (determined at the time of the Reorganization Event) of which is equal to the difference, on a per share basis, between the exercise price of the Common Stock under each Option and the estimated fair market value of the cash, securities or other property issuable or exchangeable in respect of the Common Stock pursuant to the Reorganization Event, or (3) make such other appropriate and equitable provisions as shall be set forth in the agreement or plan of merger, consolidation, liquidation or reorganization related to the Reorganization Event. The Committee may, in its sole discretion, in connection with any Reorganization Event which does not also result in a Change in Control, accelerate any vesting requirements or exercise dates with respect to any or all outstanding Options on any basis and subject to such conditions as are deemed acceptable to the Committee, which acceleration, whether in full or in part, need not be the same with respect to all Optionees. In no event shall the occurrence of such Reorganization Event have the effect of postponing or delaying any vesting requirements with respect to any outstanding Options. The Committee's determinations in making any acceleration shall be final and conclusive.

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                             SECTION 6: ELIGIBILITY

                  All full-time and part-time employees of the Company and its Subsidiaries shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options under the Plan. Directors and consultants who are not full-time employees of the Company or its Subsidiaries shall be eligible to receive Nonqualified Stock Options, but not Incentive Stock Options, under the Plan. Any Director who is otherwise eligible to participate, who makes an election in writing not to receive any grants under the Plan, shall not be eligible to receive any such grants during the period set forth in such election.

                           SECTION 7: GRANT OF OPTIONS

                  7.1 Grant of Options. The Committee may from time to time, in its sole discretion, determine which of the eligible employees, Directors and consultants of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options and the dates on which such Options are to be granted. No employee may be granted Incentive Stock Options to the extent that the aggregate fair market value (determined as of the time each Option is granted) of the Common Stock with respect to which any such Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000.

                  7.2 Option Agreement. Each Option granted under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options) and shall state the number of shares of Common Stock, as designated by the Committee, to which that Option pertains. More than one Option may be granted to an eligible person.

                  7.3 Exercise Price. The exercise price per share of Common Stock under each Option shall be determined by the Committee and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan shall not be less than 85% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.

                  7.4 Determination of Fair Market Value. If the Common Stock is listed upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the average of the quoted closing prices of the Common Stock on such stock exchange or exchanges on the day for which the determination is made, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which

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there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded on The NASDAQ/AMEX Stock Market - National Market System, the fair market value per share shall be deemed to be the closing price of the Common Stock in the National Market System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If the Common Stock is not listed upon an established stock exchange and is not traded in the National Market System, the fair market value per share shall be deemed to be the mean between the dealer "bid" and "ask" closing prices of the Common Stock on The NASDAQ/AMEX Market - Small Cap System or in the over-the-counter market on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If none of these conditions apply, the fair market value per share shall be deemed to be an amount as determined in good faith by the Committee.

                  7.5 Duration of Options. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

                  7.6 Additional Limitations on Grant. No Incentive Stock Option shall be granted to an employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the fair market value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

                  7.7 Other Terms and Conditions. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Committee or the occurrence of certain events specified by the Committee.

                         SECTION 8: EXERCISE OF OPTIONS

                  8.1 Manner of Exercise. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by (1) payment in full to the Company of the purchase price of the shares to be purchased, plus (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state, local or foreign income, social insurance or other taxes incurred by reason of the exercise of the Option, and (3) a Stock Restriction Agreement and/or Shareholder Agreement meeting the requirements of Section 12.2 if requested by the Company.

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                  8.2      Payment of Purchase Price. Payment for shares and
withholding taxes shall be in the form of (1) cash, (2) a certified or bank cashier's check to the order of the Company, (3) shares of previously-held Common Stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company (as determined in accordance with Section 7.4) equals or exceeds the option price of the shares with respect to which the Option is being exercised, if acceptable to the Committee, in its sole discretion, (4) delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender approved by the Committee to sell or pledge shares of Common Stock and to deliver all or a part of the sales or loan proceeds to the Company in payment of all or part of the purchase price and any withholding taxes, or (5) in any combination of the foregoing or in any other form or method approved by the Committee, in its sole discretion, consistent with applicable laws and regulations. Upon the exercise of any Option, the Company, in its sole discretion, may make financing available to the Optionee for the payment of the purchase price on such terms and conditions as the Committee shall specify.

                          SECTION 9: CHANGE IN CONTROL

                  Notwithstanding any vesting requirements contained in any Option Agreement, upon the occurrence of a Change in Control the Committee may, in its sole discretion, accelerate any vesting requirements or exercise dates with respect to any or all outstanding Options on any basis and subject to such conditions as are deemed acceptable to the Committee, which acceleration, whether in full or in part, need not be the same with respect to all Optionees. In no event shall the occurrence of a Change in Control have the effect of postponing or delaying any vesting requirements with respect to any outstanding Options. The Committee's determinations in making any acceleration shall be final and conclusive.

                 SECTION 10: EFFECT OF TERMINATION OF EMPLOYMENT

                  10.1 Termination of Employment Other Than Upon Death, Disability or For Cause. Upon termination of an Optionee's employment with the Company or a Subsidiary other than upon death or disability (within the meaning of Section 22(e)(3) of the Code) and other than for Cause, an Optionee may, at any time within three months after the date of termination but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of terminated Optionees not exercised as provided herein shall terminate.

                  10.2 Termination By Death of Optionee. If an Optionee shall die while in the employ of the Company or a Subsidiary or within a period of three months after the termination of employment with the Company or a Subsidiary under circumstances to which Section 10.1 apply, the personal representatives of the Optionee's estate or the person or persons who shall

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have acquired the Option from the Optionee by bequest or inheritance may exercise the Option at any time within the year after the date of death but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of death. Any Options not exercisable as of the date of death and any Options or portions of Options of deceased Optionees not exercised as provided herein shall terminate.

                  10.3 Termination By Disability of Optionee. Upon termination of an Optionee's employment with the Company or a Subsidiary by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of disabled Optionees not exercised as provided herein shall terminate.

                  10.4 Termination of Directors and Consultants. For purposes of this Section 10, a termination of employment shall be deemed to include the termination of a Director's service as a member of the Board of Directors and the termination of a consulting arrangement in the case of consultants.

                  10.5     Other Terminations. Subject to the provisions of
Section 10.6 below, upon termination of an Optionee's employment with the Company or a Subsidiary under circumstances other than those set forth in Sections 10.1, 10.2 or 10.3, including without limitation a termination for Cause, Options granted to the Optionee shall terminate immediately.

                  10.6 Extension of Option Termination Date. The Committee, in its sole discretion, may extend the termination date of an Option granted under the Plan without regard to the preceding provisions of this Section 10. In such event, the termination date shall be a date selected by the Committee, in its sole discretion, but not later than the latest expiration date of the Option. Such extension may be made by resolution duly adopted by the Committee, in the Option Agreement as originally executed or by amendment to the Option Agreement, either prior to or following termination of an Optionee's employment. The Committee shall have no power to extend the termination date of an Incentive Stock Option beyond the periods provided in Sections 10.1, 10.2 and 10.3 prior to the termination of the Optionee's employment or without the approval of the Optionee, which may be granted or withheld in the Optionee's sole discretion. Any extension of the termination date of an Incentive Stock Option shall be deemed to be the grant of a new Option for purposes of the Code.

                    SECTION 11: NON-TRANSFERABILITY OF OPTION

                  Options granted pursuant to the Plan are not transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

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                         SECTION 12: ISSUANCE OF SHARES

                  12.1 Transfer of Shares to Optionee. As soon as practicable after the Optionee has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value (as determined in accordance with Section 7.4) of such fractional shares on the date of exercise. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal, state or foreign laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained.

                  12.2 Stock Restriction Agreement and/or Shareholder Agreement. Upon request by the Company, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement and/or Shareholder Agreement in such form as the Company may reasonably provide at the time of exercise of the Option. Such Agreements may include, certain restrictions upon the Optionee's right to transfer shares, including the creation of an right of first refusal in the Company and its shareholders. Upon such request, execution of the Stock Restriction Agreement and/or Shareholder Agreement by the Optionee prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Company.

                             SECTION 13: AMENDMENTS

                  The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted. Unless the shareholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Sections 5.1 and 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Section 7.3, except as provided in Section 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

                            SECTION 14: TERM OF PLAN

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                  This Plan shall terminate on May 1, 2012; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.

                        SECTION 15: RIGHTS AS SHAREHOLDER

                  An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

                        SECTION 16: NO EMPLOYMENT RIGHTS

         Nothing contained in this Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate written employment agreement to the contrary, at any time, for any or no reason, to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of the Option.

                            SECTION 17: GOVERNING LAW

                  This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules of such State.

                  ADOPTED this 1st day of January, 2002.

                                            LightFirst, Inc.

                                            ____________________________________
                                            Martin P. Gilmore, President and
                                            Chief Executive Officer